UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 AUGUST 27, 2004


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-13895                   34-1444240
(State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)           File Number)             Identification No.)


             5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA        90293
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (310) 338-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5   CORPORATE GOVERNANCE AND MANAGEMENT

      ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

      On August 27, 2004, the Board of Directors of SeaLife Corporation ("SeaLife") adopted a resolution to change SeaLife's fiscal year end from May 31 to December 31. The first complete fiscal year affected by this change will end December 31, 2005. SeaLife will file a report on Form 10-KSB for the seven-month transition period beginning June 1, 2004 and ending December 31, 2004 in accordance with the filing requirements for such report. The Company's next periodic report will be its report on Form 10-QSB, which will be filed within 45 days of the period ended September 30, 2004 and will include separate financial statements for the period June 1 - June 30, 2004, and July 1 - September 30, 2004.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 30, 2004                  SEALIFE CORPORATION


                                  /S/ ROBERT A. MCCASLIN
                                 -----------------------------------------------
                                 Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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